This is filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

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[LOGO]

                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
                                         -AllianceBernstein High Yield Portfolio
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Supplement dated February 6, 2008 to the Prospectus dated December 31, 2007 of the AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein High Yield Portfolio.

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Portfolios - Portfolio Managers."

The Portfolio is managed by the Global Credit Investment Team. Andrew M. Aran is no longer a member of the team. Douglas J. Peebles, Joel J. McKoan and Gershon Distenfeld are the team members with the most significant responsibility for the day-to-day management of the Portfolio.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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used by permission of the owner, AllianceBernstein L.P.



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